Exhibit 99.1
Live Oak Bancshares, Inc. Reports Third Quarter 2026 Results
WILMINGTON, NC, October 21, 2026 - Live Oak Bancshares, Inc. (NYSE: LOB) (“Live Oak” or “the Company”) today reported third quarter of 2026 net income attributable to common shareholders of $24.3 million, or $0.52 per diluted common share.
Live Oak’s performance in the quarter, compared to the second quarter of 2026 and third quarter of 2025, includes these notable items:
•Net interest income increased 6.1% and 15.2% compared to the second quarter of 2026 and third quarter of 2025, respectively. Net interest margin decreased 3 basis points during the third quarter of 2026 from 3.33% for the second quarter of 2026 and third quarter of 2025 to 3.30%
•Revenue (comprised of net interest income and noninterest income) increased 12.5% and 23.4% compared to the second quarter of 2026 and third quarter of 2025, respectively, and noninterest expense increased 1.4% and 2.6% compared to the second quarter of 2026 and third quarter of 2025, respectively, which generated a 25.6% and 52.9% increase in pre-provision net revenue1 compared to the second quarter of 2026 and third quarter of 2025, respectively
•Strong loan production of $2.1 billion accompanied by strong deposit growth of $920.6 million during the third quarter of 2026, compared to June 30, 2026, with total assets growing by 5.8% and 15.7% to $17.0 billion as of September 30, 2026, compared to June 30, 2026 and September 30, 2025, respectively
•Provision expense for credit losses of $54.7 million for the third quarter of 2026, increased $28.9 million and $32.5 million compared to the second quarter of 2026 and third quarter of 2025, respectively. The provision in the third quarter of 2026 was primarily driven by decisive action of $17.0 million related to the stressed distillery portfolio and reserves to support continued loan growth
“The fundamental story at Live Oak is that our franchise is getting stronger. Our operating leverage is improving, Live Oak Express continues to accelerate, and our deposit franchise is marching with gaining momentum,” said Live Oak Chairman and CEO James S. (Chip) Mahan III. “The earnings power of this business is expanding because revenue growth is meaningfully outpacing expenses, our loan origination engine is running strong, and our strategic initiatives are delivering results. This operating leverage momentum has aided in absorbing the elevated provision expense in the quarter, which primarily supported record loan growth while also our continued efforts to decisively act to address stress in our distillery-related portfolio. As I think about our operating earnings model, strong loan pipeline, and the possibilities that AI may unlock for both our customers and our employees, I am truly excited about Live Oak’s future.”
Conference Call
Live Oak will host a conference call to discuss the Company's financial results and business outlook tomorrow, October 22, 2026, at 9:00 a.m. ET. The call will be accessible by telephone and webcast. A supplementary slide presentation will be posted to the website prior to the event, and a replay will be available for 12 months following the event. The conference call details are as follows:
Live Telephone Dial-In
U.S.: 833.461.5787
Meeting ID: 300 750 082
Live Webcast Log-In
Webcast Link: investor.liveoakbank.com
Registration: Name and Email Required
Analyst Registration
To participate in Q&A, analysts must receive a unique passcode. Please follow instructions located at investor.liveoakbank.com.
(1)See accompanying GAAP to Non-GAAP Reconciliation.

Third Quarter 2026 Key Measures

(Dollars in thousands, except per share data)				3Q 2026 Change vs.
				2Q 2026		3Q 2025
	3Q 2026	2Q 2026	3Q 2025	$	%	$	%
Total revenue (1)	$175,646	$156,145	$142,330	$19,501	12.5%	$33,316	23.4%
Total noninterest expense	85,720	84,525	83,516	1,195	1.4	2,204	2.6
Provision for credit losses	54,700	25,800	22,242	28,900	112.0	32,458	145.9
Income before taxes	35,226	45,820	36,572	(10,594)	(23.1)	(1,346)	(3.7)
Effective tax rate	25.4%	19.9%	27.6%	n/a	n/a	n/a	n/a
Net income attributable to common shareholders	$24,260	$34,701	$25,562	$(10,441)	(30.1)%	$(1,302)	(5.1)%
Diluted earnings per common share	0.52	0.74	0.55	(0.22)	(29.7)	(0.03)	(5.5)
Loan and lease production	2,133,637	1,548,432	1,648,711	585,205	37.8	484,926	29.4
Total loans and leases	13,869,854	13,142,671	11,915,511	727,183	5.5	1,954,343	16.4
Total assets	16,965,575	16,038,141	14,665,902	927,434	5.8	2,299,673	15.7
Total deposits	15,468,175	14,547,526	13,290,723	920,649	6.3	2,177,452	16.4
(1)Total revenue consists of net interest income and total noninterest income.

Important Note Regarding Forward-Looking Statements
Statements in this press release that are based on other than historical data or that express the Company’s plans or expectations regarding future events or determinations are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Statements based on historical data are not intended and should not be understood to indicate the Company’s expectations regarding future events. Forward-looking statements provide current expectations or forecasts of future events or determinations. These forward-looking statements are not guarantees of future performance or determinations, nor should they be relied upon as representing management’s views as of any subsequent date. Forward-looking statements involve significant risks and uncertainties, and actual results may differ materially from those presented, either expressed or implied, in this press release. Factors that could cause actual results to differ materially from those expressed in the forward-looking statements include changes in Small Business Administration (“SBA”) rules, regulations or loan products, including the Section 7(a) program, changes in SBA standard operating procedures or changes in Live Oak Banking Company's status as an SBA Preferred Lender; changes in rules, regulations or procedures for other government loan programs, including those of the United States Department of Agriculture; adverse developments in the banking industry highlighted by high-profile bank failures and the potential impact of such developments on customer confidence, liquidity, and regulatory responses to these developments; the impacts of any pandemic or public health situation on trade (including supply chains and export levels), travel, employee productivity and other economic activities that may have a destabilizing and negative effect on financial markets, economic activity and customer behavior; risks relating to the deployment and use of artificial intelligence by the Company, its customers, and counterparties; a reduction in or the termination of the Company's ability to use the technology-based platform that is critical to the success of its business model, including a failure in or a breach of operational or security systems or those of its third-party service providers; risks relating to the material weakness we identified in our internal control over financial reporting; technological risks and developments, including cyber threats, attacks, or events; competition from other lenders; the Company's ability to attract and retain key personnel; market and economic conditions and the associated impact on the Company; operational, liquidity and credit risks associated with the Company's business; changes in political and economic conditions, including any prolonged U.S. government shutdown; the impact of heightened regulatory scrutiny of financial products and services and the Company's ability to comply with regulatory requirements and expectations; changes in tariffs and trade barriers, including potential changes in U.S. and international trade policies and the resulting impact on the Company and its customers; a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, and uncertainties surrounding the debt ceiling and the federal budget; adverse results, including related fees and expenses, from pending or future lawsuits, government investigations or private actions; and the other factors discussed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site (http://www.sec.gov). Except as required by law, the Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.
About Live Oak Bancshares, Inc.
Live Oak Bancshares, Inc. (NYSE: LOB) is a financial holding company and the parent company of Live Oak Bank. Live Oak Bancshares and its subsidiaries partner with businesses that share a groundbreaking focus on service and technology to redefine banking. To learn more, visit www.liveoak.bank.
Contacts:
Walter J. Phifer | CFO | Investor Relations | 910.218.2196
Claire Parker | Corporate Communications | Media Relations | 910.597.1592

Live Oak Bancshares, Inc.
Quarterly Statements of Income (unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended					3Q 2026 Change vs.
	3Q 2026	2Q 2026	1Q 2026	4Q 2025	3Q 2025	2Q 2026	3Q 2025
Interest income						%	%
Loans and fees on loans	$237,270	$221,705	$214,129	$218,852	$211,599	7.0	12.1
Investment securities, taxable	14,254	13,411	13,009	12,679	12,175	6.3	17.1
Other interest earning assets	7,953	6,601	6,726	8,124	7,654	20.5	3.9
Total interest income	259,477	241,717	233,864	239,655	231,428	7.3	12.1
Interest expense
Deposits	124,850	114,776	112,847	114,879	114,266	8.8	9.3
Borrowings	1,618	1,603	1,617	1,656	1,677	0.9	(3.5)
Total interest expense	126,468	116,379	114,464	116,535	115,943	8.7	9.1
Net interest income	133,009	125,338	119,400	123,120	115,485	6.1	15.2
Provision for credit losses	54,700	25,800	20,100	21,845	22,242	112.0	145.9
Net interest income after provision for credit losses	78,309	99,538	99,300	101,275	93,243	(21.3)	(16.0)
Noninterest income
Loan servicing revenue	9,710	9,194	9,094	9,227	8,812	5.6	10.2
Loan servicing asset revaluation	(2,605)	(4,278)	(3,487)	(3,932)	(4,360)	39.1	40.3
Net gains on sales of loans	20,893	17,554	15,425	12,313	17,099	19.0	22.2
Net (loss) gain on loans accounted for under the fair value option	(66)	291	(1,165)	1,518	(350)	(122.7)	81.1
Equity method investments income (loss)	553	74	(817)	23,812	(1,470)	647.3	137.6
Equity security investments (losses) gains, net	(2,573)	—	—	4,691	18	(100.0)	(14,394.4)
Lease income	2,088	2,238	2,135	2,196	2,179	(6.7)	(4.2)
Other noninterest income	14,637	5,734	4,889	(38)	4,917	155.3	197.7
Total noninterest income	42,637	30,807	26,074	49,787	26,845	38.4	58.8
Noninterest expense
Salaries and employee benefits	46,918	48,776	49,354	47,988	49,910	(3.8)	(6.0)
Travel expense	1,756	1,933	1,463	1,715	1,618	(9.2)	8.5
Professional services expense	2,924	2,938	2,516	2,855	1,999	(0.5)	46.3
Advertising and marketing expense	2,314	2,734	3,051	2,298	1,839	(15.4)	25.8
Occupancy expense	2,384	2,364	2,410	2,317	2,339	0.8	1.9
Technology expense	10,263	9,608	9,749	13,397	10,234	6.8	0.3
Equipment expense	3,595	3,662	3,693	3,677	3,320	(1.8)	8.3
Other loan origination and maintenance expense	5,101	4,864	5,919	4,917	4,777	4.9	6.8
Renewable energy tax credit investment impairment	310	26	—	129	336	1,092.3	(7.7)
FDIC insurance	4,197	4,788	4,401	3,933	3,643	(12.3)	15.2
Other expense	5,958	2,832	2,737	5,927	3,501	110.4	70.2
Total noninterest expense	85,720	84,525	85,293	89,153	83,516	1.4	2.6
Income before taxes	35,226	45,820	40,081	61,909	36,572	(23.1)	(3.7)
Income tax expense	8,961	9,116	10,134	15,787	10,106	(1.7)	(11.3)
Net income	26,265	36,704	29,947	46,122	26,466	(28.4)	(0.8)
Net loss attributable to non-controlling interest	88	91	93	88	50	(3.3)	76.0
Net income attributable to Live Oak Bancshares, Inc.	26,353	36,795	30,040	46,210	26,516	(28.4)	(0.6)
Preferred stock dividends	2,093	2,094	2,094	2,094	954	—	119.4
Net income attributable to common shareholders	$24,260	$34,701	$27,946	$44,116	$25,562	(30.1)	(5.1)
Earnings per common share
Basic	$0.52	$0.75	$0.61	$0.96	$0.56	(30.7)	(7.1)
Diluted	$0.52	$0.74	$0.60	$0.95	$0.55	(29.7)	(5.5)
Weighted average shares outstanding
Basic	46,325,262	46,265,757	46,138,609	45,906,268	45,780,794
Diluted	46,869,123	46,594,482	46,509,040	46,298,408	46,216,958

Live Oak Bancshares, Inc.
Quarterly Balance Sheets (unaudited)
(Dollars in thousands)

	As of the quarter ended					3Q 2026 Change vs.
	3Q 2026	2Q 2026	1Q 2026	4Q 2025	3Q 2025	2Q 2026	3Q 2025
Assets						%	%
Cash and due from banks	$1,099,902	$927,630	$816,135	$864,904	$892,445	18.6	23.2
Certificates of deposit with other banks	250	250	250	250	250	—	—
Investment securities available-for-sale	1,500,709	1,467,855	1,434,538	1,427,401	1,373,219	2.2	9.3
Loans held for sale	496,807	511,812	435,313	420,055	360,693	(2.9)	37.7
Loans and leases held for investment (1)	13,373,047	12,630,859	12,158,216	11,973,622	11,554,818	5.9	15.7
Allowance for credit losses on loans and leases	(213,630)	(193,417)	(193,279)	(192,264)	(185,700)	(10.5)	(15.0)
Net loans and leases	13,159,417	12,437,442	11,964,937	11,781,358	11,369,118	5.8	15.7
Premises and equipment, net	220,894	231,198	235,329	240,203	241,140	(4.5)	(8.4)
Foreclosed assets	8,484	11,017	12,005	8,208	11,024	(23.0)	(23.0)
Servicing assets	71,215	66,733	64,677	63,155	62,491	6.7	14.0
Other assets	407,897	384,204	336,849	329,244	355,522	6.2	14.7
Total assets	$16,965,575	$16,038,141	$15,300,033	$15,134,778	$14,665,902	5.8	15.7
Liabilities and shareholders’ equity
Liabilities
Deposits:
Noninterest-bearing	$638,332	$605,237	$510,917	$515,051	$494,019	5.5	29.2
Interest-bearing	14,829,843	13,942,289	13,324,141	13,173,608	12,796,704	6.4	15.9
Total deposits	15,468,175	14,547,526	13,835,058	13,688,659	13,290,723	6.3	16.4
Borrowings	99,793	99,766	99,746	102,404	105,045	—	(5.0)
Other liabilities	85,373	73,931	83,468	89,609	67,585	15.5	26.3
Total liabilities	15,653,341	14,721,223	14,018,272	13,880,672	13,463,353	6.3	16.3
Shareholders’ equity
Preferred stock	96,266	96,266	96,266	96,266	96,266	—	—
Class A common stock (voting)	404,119	399,396	392,258	388,389	383,288	1.2	5.4
Retained earnings	892,626	869,757	836,444	809,885	770,820	2.6	15.8
Accumulated other comprehensive loss	(84,743)	(52,555)	(47,352)	(44,672)	(52,151)	(61.2)	(62.5)
Total shareholders' equity attributed to Live Oak Bancshares, Inc.	1,308,268	1,312,864	1,277,616	1,249,868	1,198,223	(0.4)	9.2
Non-controlling interest	3,966	4,054	4,145	4,238	4,326	(2.2)	(8.3)
Total shareholders' equity	1,312,234	1,316,918	1,281,761	1,254,106	1,202,549	(0.4)	9.1
Total liabilities and shareholders’ equity	$16,965,575	$16,038,141	$15,300,033	$15,134,778	$14,665,902	5.8	15.7
(1)Includes $216.6 million, $232.1 million, $244.9 million, $260.6 million and $280.3 million loans measured at fair value for the quarters ended September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025, and September 30, 2025, respectively.

Live Oak Bancshares, Inc.
Statements of Income (unaudited)
(Dollars in thousands, except per share data)

	Nine Months Ended
	September 30, 2026	September 30, 2025
Interest income
Loans and fees on loans	$673,104	$611,728
Investment securities, taxable	40,674	34,912
Other interest earning assets	21,280	22,177
Total interest income	735,058	668,817
Interest expense
Deposits	352,473	338,534
Borrowings	4,838	5,045
Total interest expense	357,311	343,579
Net interest income	377,747	325,328
Provision for credit losses	100,600	74,458
Net interest income after provision for credit losses	277,147	250,780
Noninterest income
Loan servicing revenue	27,998	25,675
Loan servicing asset revaluation	(10,370)	(12,145)
Net gains on sales of loans	53,872	50,107
Net loss on loans accounted for under the fair value option	(940)	(302)
Equity method investments (loss) income	(190)	(6,425)
Equity security investments gain (losses), net	(2,573)	1,042
Lease income	6,461	7,855
Other noninterest income	25,260	13,864
Total noninterest income	99,518	79,671
Noninterest expense
Salaries and employee benefits	145,048	141,447
Travel expense	5,152	5,316
Professional services expense	8,378	7,897
Advertising and marketing expense	8,099	9,924
Occupancy expense	7,158	7,445
Technology expense	29,620	29,551
Equipment expense	10,950	10,750
Other loan origination and maintenance expense	15,884	13,552
Renewable energy tax credit investment impairment	336	606
FDIC insurance	13,386	10,739
Other expense	11,527	12,318
Total noninterest expense	255,538	249,545
Income before taxes	121,127	80,906
Income tax expense	28,211	21,385
Net income	92,916	59,521
Net loss attributable to non-controlling interest	272	140
Net income attributable to Live Oak Bancshares, Inc.	93,188	59,661
Preferred stock dividends	6,281	954
Net income attributable to common shareholders	$86,907	$58,707
Earnings per common share
Basic	$1.88	$1.29
Diluted	$1.86	$1.28
Weighted average shares outstanding
Basic	46,243,893	45,632,313
Diluted	46,658,232	45,956,835

Live Oak Bancshares, Inc.
Quarterly Selected Financial Data
(Dollars in thousands, except per share data)

	As of and for the three months ended
	3Q 2026	2Q 2026	1Q 2026	4Q 2025	3Q 2025
Income Statement Data
Net income attributable to common shareholders	$24,260	$34,701	$27,946	$44,116	$25,562
Per Common Share
Net income, diluted	$0.52	$0.74	$0.60	$0.95	$0.55
Dividends declared - common	0.03	0.03	0.03	0.03	0.03
Book value per common share	26.13	26.29	25.55	25.06	24.03
Tangible book value per common share (1)	26.05	26.20	25.46	24.97	23.96
Performance Ratios
Return on average assets (annualized)	0.59%	0.90%	0.74%	1.19%	0.72%
Return on average common equity (annualized)	7.70	11.36	9.39	15.25	9.32
Net interest margin	3.30	3.33	3.27	3.38	3.33
Efficiency ratio (1)	48.80	54.13	58.63	51.56	58.68
Noninterest income to total revenue	24.27	19.73	17.92	28.79	18.86
Selected Loan Metrics
Loans and leases originated	$2,133,637	$1,548,432	$1,368,311	$1,638,113	$1,648,711
Outstanding balance of sold loans serviced	6,338,443	5,991,590	5,943,787	5,599,724	5,563,363
Asset Quality Ratios
Allowance for credit losses to loans and leases held for investment (3)	1.62%	1.56%	1.62%	1.64%	1.65%
Net charge-offs (3)	$32,087	$24,162	$18,585	$13,739	$16,816
Net charge-offs to average loans and leases held for investment (2) (3)	1.00%	0.80%	0.63%	0.48%	0.61%

Nonperforming loans and leases at historical cost (3)
Unguaranteed	$138,422	$124,336	$116,791	$101,371	$76,887
Guaranteed	370,267	346,419	327,409	399,786	379,381
Total	508,689	470,755	444,200	501,157	456,268
Unguaranteed nonperforming historical cost loans and leases, to loans and leases held for investment (3)	1.05%	1.00%	0.98%	0.87%	0.68%

Nonperforming loans at fair value (4)
Unguaranteed	$11,607	$6,623	$6,884	$7,715	$6,775
Guaranteed	46,300	52,695	54,679	53,887	54,887
Total	57,907	59,318	61,563	61,602	61,662
Unguaranteed nonperforming fair value loans to fair value loans held for investment (4)	5.36%	2.85%	2.81%	2.96%	2.42%

Capital Ratios
Common equity tier 1 capital (to risk-weighted assets)	9.94%	10.42%	10.63%	10.53%	10.51%
Tier 1 leverage capital (to average assets)	8.23	8.59	8.47	8.48	8.57
Notes to Quarterly Selected Financial Data
(1)See accompanying GAAP to Non-GAAP Reconciliation.
(2)Quarterly net charge-offs as a percentage of quarterly average loans and leases held for investment, annualized.
(3)Loans and leases at historical cost only (excludes loans measured at fair value).
(4)Loans accounted for under the fair value option only (excludes loans and leases carried at historical cost).

Live Oak Bancshares, Inc.
Quarterly Average Balances and Net Interest Margin
(Dollars in thousands)

	Three Months Ended September 30, 2026			Three Months Ended June 30, 2026			Three Months Ended September 30, 2025
	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate
Interest-earning assets:
Interest-earning balances in other banks	$818,936	$7,953	3.85%	$710,110	$6,601	3.73%	$701,059	$7,654	4.33%
Investment securities	1,577,763	14,254	3.58	1,519,670	13,411	3.54	1,418,810	12,175	3.40
Loans held for sale	571,358	11,460	7.96	527,857	10,441	7.93	396,084	8,103	8.12
Loans and leases held for investment (1)	13,022,914	225,810	6.88	12,322,003	211,264	6.88	11,249,234	203,496	7.18
Total interest-earning assets	15,990,971	259,477	6.44	15,079,640	241,717	6.43	13,765,187	231,428	6.67
Less: Allowance for credit losses on loans and leases	(192,700)			(193,304)			(182,001)
Noninterest-earning assets	586,176			537,352			530,529
Total assets	$16,384,447			$15,423,688			$14,113,715
Interest-bearing liabilities:
Savings	$7,661,348	$64,020	3.32%	$7,170,652	$58,289	3.26%	$6,608,380	$58,657	3.52%
Certificates of deposit	5,856,418	55,322	3.75	5,637,001	51,968	3.70	5,272,818	51,443	3.87
Other interest-bearing deposits	747,469	5,508	2.92	629,105	4,519	2.88	498,455	4,166	3.32
Total deposits	14,265,235	124,850	3.47	13,436,758	114,776	3.43	12,379,653	114,266	3.66
Borrowings	99,761	1,618	6.43	99,743	1,603	6.45	106,744	1,677	6.23
Total interest-bearing liabilities	14,364,996	126,468	3.49	13,536,501	116,379	3.45	12,486,397	115,943	3.68
Noninterest-bearing deposits	594,809			536,054			401,916
Noninterest-bearing liabilities	64,497			29,222			63,133
Shareholders' equity	1,356,092			1,317,767			1,157,893
Non-controlling interest	4,053			4,144			4,376
Total liabilities and shareholders' equity	$16,384,447			$15,423,688			$14,113,715
Net interest income and interest rate spread		$133,009	2.95%		$125,338	2.98%		$115,485	2.99%
Net interest margin			3.30			3.33			3.33
Ratio of average interest-earning assets to average interest-bearing liabilities			111.32%			111.40%			110.24%
(1)Average loan and lease balances include non-accruing loans and leases.

Live Oak Bancshares, Inc.
GAAP to Non-GAAP Reconciliation
(Dollars in thousands)

	As of and for the three months ended
	3Q 2026	2Q 2026	1Q 2026	4Q 2025	3Q 2025
Total shareholders’ equity	$1,312,234	$1,316,918	$1,281,761	$1,254,106	$1,202,549
Less:
Preferred stock	96,266	96,266	96,266	96,266	96,266
Non-controlling interest	3,966	4,054	4,145	4,238	4,326
Total common shareholders' equity	$1,212,002	$1,216,598	$1,181,350	$1,153,602	$1,101,957
Less:
Goodwill	1,797	1,797	1,797	1,797	1,797
Other intangible assets	1,937	2,013	2,089	2,165	1,453
Tangible common shareholders’ equity (a)	$1,208,268	$1,212,788	$1,177,464	$1,149,640	$1,098,707
Shares outstanding (c)	46,377,874	46,283,620	46,240,691	46,032,402	45,855,739
Total assets	$16,965,575	$16,038,141	$15,300,033	$15,134,778	$14,665,902
Less:
Goodwill	1,797	1,797	1,797	1,797	1,797
Other intangible assets	1,937	2,013	2,089	2,165	1,453
Tangible assets (b)	$16,961,841	$16,034,331	$15,296,147	$15,130,816	$14,662,652
Tangible common shareholders’ equity to tangible assets (a/b)	7.12%	7.56%	7.70%	7.60%	7.49%
Tangible book value per common share (a/c)	$26.05	$26.20	$25.46	$24.97	$23.96
Efficiency ratio:
Noninterest expense (d)	$85,720	$84,525	$85,293	$89,153	$83,516
Net interest income	133,009	125,338	119,400	123,120	115,485
Noninterest income	42,637	30,807	26,074	49,787	26,845
Total revenue (e)	$175,646	$156,145	$145,474	$172,907	$142,330
Efficiency ratio (d/e)	48.80%	54.13%	58.63%	51.56%	58.68%
Pre-provision net revenue (e-d)	$89,926	$71,620	$60,181	$83,754	$58,814
This press release presents non-GAAP financial measures. The adjustments to reconcile from the non-GAAP financial measures to the applicable GAAP financial measure are included where applicable in financial results presented in accordance with GAAP. The Company considers these adjustments to be relevant to ongoing operating results. The Company believes that excluding the amounts associated with these adjustments to present the non-GAAP financial measures provides a meaningful base for period-to-period comparisons, which will assist regulators, investors, and analysts in analyzing the operating results or financial position of the Company. The non-GAAP financial measures are used by management to assess the performance of the Company’s business for presentations of Company performance to investors, and for other reasons as may be requested by investors and analysts. The Company further believes that presenting the non-GAAP financial measures will permit investors and analysts to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied, and are not audited. Although non-GAAP financial measures are frequently used by shareholders to evaluate a company, they have limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of results reported under GAAP.